UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2017

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ		07078
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Page
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	1
Item 9.01. Financial Statements and Exhibits.	1
Signatures	2

i

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2017, the Compensation & Benefits Committee (the “C&BC”) of the Board of Directors of The Dun & Bradstreet Corporation (the “Company”) approved amendments to the Dun & Bradstreet Incentive Compensation Recoupment Policy (the “Amended Policy”). The original policy, which was effective January 1, 2013, permitted the C&BC to direct the Company to clawback the excess amount of any cash or equity incentive compensation granted, awarded, vested or paid to a covered executive if there was a subsequent restatement of the Company’s financial statements due to material noncompliance with any financial reporting requirements under the securities laws. The Amended Policy provides the C&BC with additional flexibility to consider recoupment of incentive compensation for detrimental conduct by a covered executive, whether or not there is a financial restatement. The Amended Policy will be effective on January 1, 2018 and will apply to all incentive compensation that is awarded before or after that date, to the extent legally permissible. To the extent the Amended Policy does not apply to incentive compensation awarded prior to January 1, 2018, the original version of the policy will continue to apply. The foregoing description of the Amended Policy is qualified in its entirety by reference to the full text of the Amended Policy, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Dun & Bradstreet Incentive Compensation Recoupment Policy, as amended and restated, effective January 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Richard S. Mattessich
Richard S. Mattessich
Vice President, Associate General Counsel and Assistant Corporate Secretary

DATE: December 11, 2017